U.S. SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549


                                         FORM 8-K


                                       CURRENT REPORT

                            PURSUANT TO SECTION 13 OR 15(d) OF THE
                              SECURITIES EXCHANGE ACT OF 1934

            Date of Report (date of earliest event reported): March 4, 2005

                                        INZON CORPORATION
                       (Exact Name of Registrant as Specified in Its Charter)

           Nevada                       0-17345                41-578316
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
         of Incorporation)                                 Identification No.)

    238 Northeast 1st Avenue, Delray Beach, Florida                33444
        (Address of Principal Executive Offices)                 (Zip Code)

     Registrant's telephone number, including area code:  (800) 830-6242


                      _______________________________________
             Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On March 4, 2005, Maurice Vega was terminated as an executive officer of the Registrant.


                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       InZon Corporation



Dated: March 17, 2005                  By: /s/  David F. Levy
                                       David F. Levy
                                       Chief Executive Officer